UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2023

Stronghold Digital Mining, Inc.
(Exact Name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-40931	86-2759890
(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, 28th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(845) 579-5992
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SDIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 23, 2023, Stronghold Digital Mining, Inc, a Delaware corporation (the “Company”), entered into an at the market offering agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC (“HCW”) to sell shares of the Company’s Class A common stock, par value $0.0001 per share, having aggregate sales proceeds of up to $15.0 million (the “Shares”), from time to time, through an “at the market” equity offering program under which HCW will act as sales agent and/or principal.

Pursuant to the ATM Agreement, the Shares may be offered and sold through HCW in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on The Nasdaq Stock Market LLC or sales made to or through a market maker other than on an exchange or in negotiated transactions. Under the ATM Agreement, HCW will be entitled to compensation equal to 3.0% of the gross proceeds from the sale of the Shares sold through HCW. The Company has no obligation to sell any of the Shares under the ATM Agreement and may at any time suspend solicitations and offers under the ATM Agreement. No assurance can be given that the Company will sell any Shares under the ATM Agreement, or, if it does, as to the price or amount of Shares that it sells or the dates when such sales will take place. The Company and HCW may each terminate the ATM Agreement at any time upon specified prior written notice.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-271671), filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2023, as amended by Amendment No. 1 to the registration statement filed with the SEC on May 23, 2023 (as amended, the “Registration Statement”). Pursuant to the ATM Agreement, no sales may be made until 30 days following the date on which the Registration Statement is declared effective. The Registration Statement was declared effective on May 25, 2023.

The foregoing description of the ATM Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The opinion of the Company’s counsel, Vinson & Elkins L.L.P., relating to the legality of the Shares that may be sold pursuant to the ATM Agreement is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
1.1
At The Market Offering Agreement, dated May 23, 2023, by and between the Company and H.C. Wainwright & Co., LLC (filed as Exhibit 1.2 to Amendment No. 1 to the Company’s Registration Statement on Form S-3 (File No. 333-271671) filed on May 23, 2023 and incorporated herein by reference)

5.1
Opinion of Vinson & Elkins L.L.P., dated May 23, 2023, with respect to the legality of the Shares (filed as Exhibit 5.2 to Amendment No. 1 to the Company’s Registration Statement on Form S-3 (File No. 333-271671) filed on May 23, 2023 and incorporated herein by reference)

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGHOLD DIGITAL MINING, INC.

Date: May 26, 2023	By:	/s/ Gregory A. Beard
	Name:	Gregory A. Beard
	Title:	Chief Executive Officer and Co-Chairman